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EXHIBIT 22.1

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                                             STATE OR OTHER JURISDICTION OF
      EXACT NAME OF REGISTRANT AS                   INCORPORATION OR
       SPECIFIED IN ITS CHARTER                     ORGANIZATION
   ----------------------------------------  ------------------------------
   Blaya Inc                                           Delaware
   Oro Spanish Broadcasting Inc                        California
   Radio Unica Network, Inc.                           Delaware
   Radio Unica of Chicago, Inc                         Delaware
   Radio Unica of Chicago License Corp                 Delaware
   Radio Unica of Dallas, Inc                          Delaware
   Radio Unica of Dallas License Corp                  Delaware
   Radio Unica of Denver, Inc                          Delaware
   Radio Unica of Denver License Corp                  Delaware
   Radio Unica of Fresno, Inc.                         Delaware
   Radio Unica of Fresno License Corp                  Deleware
   Radio Unica of Houston License Corp                 Delaware
   Radio Unica of Los Angeles                          Delaware
   Radio Unica of Los Angeles License Corp             Delaware
   Radio Unica of McAllen, Inc.                        Deleware
   Radio Unica of McAllen License Corp                 Deleware
   Radio Unica of Miami, Inc                           Delaware
   Radio Unica of Miami License Corp                   Delaware
   Radio Unica of New York, Inc                        Delaware
   Radio Unica of New York License Corp                Delaware
   Radio Unica of Phoenix, Inc                         Delaware
   Radio Unica of Phoenix License Corp                 Delaware
   Radio Unica of San Antonio, Inc.                    Delaware
   Radio Unica of San Diego, Inc.                      Delaware
   Radio Unica of San Diego License Corp               Deleware
   Radio Unica of San Francisco Inc                    Delaware
   Radio Unica of San Francisco License Corp           Delaware
   Radio Unica Sales Corp                              Florida

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